BLACKROCK FUNDSSM

BlackRock Emerging Markets Dividend Fund

(the “Fund”)

Supplement dated June 7, 2017 to the Fund’s

Statement of Additional Information dated January 27, 2017

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers” is revised as follows:

The heading and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Manager

Alethea Leung, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of February 28, 2017.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alethea Leung, CFA	0	4	0	0	0	0
	$0	$264.4 Million	$0	$0	$0	$0

The last sentence of the first paragraph in the sub-section entitled “Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio manager, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Alethea Leung, CFA	MSCI AC ASEAN and MSCI Emerging Markets Index

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview—Distribution of Discretionary Incentive Compensation—Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has unvested long-term incentive awards.

The sub-section entitled “Portfolio Manager Compensation Overview—Other Compensation Benefits—Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans—Hong Kong-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Hong Kong Employee Retirement Plan (ERP) that includes the Mandatory Provident Fund (MPF) plan and the BlackRock Employee Stock Purchase Plan (ESPP). BlackRock contributes 5% to the ERP and will match 2~5% employee’s monthly voluntary contribution. BlackRock contributions follow the investment direction set by participants for their own contributions. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Ms. Leung is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of February 28, 2017.

Portfolio Manager	Dollar Range
Alethea Leung, CFA	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Ms. Leung may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Leung may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-EMDIV-0617SUP

2